      As filed with the Securities and Exchange Commission on May 19, 2006

                                                    Registration No. 333-_______

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           FIRST BANCTRUST CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                                              37-140661
(State or other jurisdiction of                                (I.R.S. employer
 incorporation or organization)                              identification no.)

                            206 South Central Avenue
                              Paris, Illinois 61944
          (Address of principal executive offices, including zip code)

                           FIRST BANCTRUST CORPORATION
                   FIRST BANK & TRUST RETIREMENT SAVINGS PLAN
                            (Full title of the plan)

                                          WITH A COPY TO:
TERRY J. HOWARD                           TIMOTHY E. KRAEPEL
PRESIDENT AND CHIEF EXECUTIVE OFFICER     HOWARD & HOWARD ATTORNEYS, P.C.
FIRST BANCTRUST CORPORATION               THE PINEHURST OFFICE CENTER, SUITE 101
206 SOUTH CENTRAL AVENUE                  39400 WOODWARD AVENUE
PARIS, ILLINOIS 61944                     BLOOMFIELD HILLS, MICHIGAN 48304-5151
(Name and address of agent for service)   (248) 645-1483
(217) 465-6381
(Telephone number, including area code,
of agent for service)

                         CALCULATION OF REGISTRATION FEE

                                                          Proposed         Proposed
                                            Amount         maximum          maximum
                                             to be     offering price      aggregate
                                          registered      per share     offering price       Amount of
  Title of securities to be registered        (1)            (2)              (2)        registration fee
  ------------------------------------    ----------   --------------   --------------   ----------------
Common Stock, par value $0.01 per share     30,000         $12.005         $360,150           $38.54

(1) Pursuant to Rule 416, this registration statement covers an indeterminate number of additional shares as may be issuable in the event of an adjustment as a result of an increase in the number of issued shares of Registrant's Common Stock resulting from a subdivision of such shares, the payment of stock dividends or certain other capital adjustments; plus, an indeterminate amount of plan interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) and (h).

================================================================================

                              GENERAL INSTRUCTIONS

E.   REGISTRATION OF ADDITIONAL SECURITIES

     This Registration Statement on Form S-8 is filed to register 30,000 additional shares of Common Stock issuable under the First Bank & Trust Retirement Savings Plan (the "Plan"). First BancTrust Corporation's registration statement on Form S-8 filed with the Securities and Exchange Commission on June 28, 2002 (File No. 333-91466) registered 20,000 shares (10,000 pre-split)
issuable under the Plan and is incorporated herein by reference, except to the extent that the items in this registration statement update such information contained in the prior registration statement. This registration statement is filed pursuant to General Instruction E to Form S-8.

                                     PART I

ITEM 1. PLAN INFORMATION*

ITEM 2. REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION*

----------
* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from the registration statement in accordance with Rule 428 under the Securities Act of 1933, as amended ("Securities Act"), and the Note to Part I on Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents filed with the Securities and Exchange Commission (the "Commission") by the Registrant are incorporated in this registration statement by reference:

     (1) the Registrant's Annual Report on Form 10-K for the year ended December 31, 2005;

     (2) the Registrant's Proxy Statement dated March 17, 2006 (except the information appearing under the captions "Performance Graph", "Executive Compensation Committee Report", and "Audit Committee Report" which information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") and not incorporated herein by reference);

     (3) all other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 2005, except for information furnished under Item 2.02 or

Item 7.01 of Form 8-K, which is not deemed filed and not incorporated herein by reference; and

     (4) the description of Registrant's Common Stock, $0.01 par value contained in Registrant's Registration Statement on Form 8-A filed with the Commission on April 11, 2001 under the Exchange Act, including any amendments or reports filed for the purpose of updating such description.

     All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this registration statement and prior to the filing of a post effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing such documents, except for information furnished under Item 2.02 or Item 7.01 of Form 8-K, which is not deemed filed and not incorporated herein by reference.

ITEM 8. EXHIBITS

     The exhibits filed herewith or incorporated by reference herein are set forth in the Exhibit index filed as part of this registration statement.

ITEM 9. UNDERTAKINGS

(a) The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering

     (4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

               (a) If the registrant is relying on Rule 430B of the Securities
          Act: (i) each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and (ii) each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

               (b) If the registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

     (5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser: (i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424; (ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant; (iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and (iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Paris, State of Illinois, on May 19, 2006.

                                       FIRST BANCTRUST CORPORATION
                                       (Registrant)


                                       By: /s/ Terry J. Howard
                                           -------------------------------------
                                           Terry J. Howard
                                           President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

        Signature                           Title                       Date
        ---------                           -----                       ----


/s/ Terry J. Howard         President, Chief Executive Officer      May 19, 2006
-------------------------   and Director
Terry J. Howard             (Principal Executive Officer)



/s/ Ellen M. Litteral       Chief Financial Officer and Treasurer   May 19, 2006
-------------------------   (Principal Financial Officer)
Ellen M. Litteral


           **               Chairman of the Board of Directors      May 19, 2006
-------------------------
Terry T. Hutchison


           **               Director                                May 19, 2006
-------------------------
John P. Graham


           **               Director                                May 19, 2006
-------------------------
Joseph R. Schroeder


           **               Director                                May 19, 2006
-------------------------
Vick N. Bowyer



           **               Director                                May 19, 2006
-------------------------
James D. Motley


           **               Director                                May 19, 2006
-------------------------
John W. Welborn


           **               Director                                May 19, 2006
-------------------------
David W. Dick


** By: /s/ Terry J. Howard
       ------------------------------
       Terry J. Howard,
       Attorney-in-Fact

     The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustee has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Quincy, State of Illinois, on May 19, 2006.

                                        FIRST BANK & TRUST RETIREMENT SAVINGS
                                        PLAN BY FIRST BANKERS TRUST SERVICES,
                                        INC. AS TRUSTEE


                                        By: /s/ Brian Ippensen
                                            ------------------------------------
                                            Brian Ippensen, Trust Officer

                                  EXHIBIT INDEX

EXHIBIT
 NUMBER   DESCRIPTION
-------   -----------
5.1       Opinion of Howard & Howard Attorneys, P.C.

5.2       IRS Determination Letter.

23.1      Consent of BKD LLP.

23.2 Consent of Howard & Howard Attorneys, P.C. (contained in their opinion filed as Exhibit 5.1).

24.1      Powers of Attorney.